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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)


                                September 5, 2000



                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

               0-28496                                  62-1626938
        (Commission File No.)                (IRS Employer Identification No.)



                  401 Church Street, Nashville, Tennessee 37219
                    (Address of principal executive offices)

                                  615-271-2000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On August 22, 2000 the Board of Directors of Community Financial Group, Inc. voted to approve the acceleration of the vesting of 17,600 options previously granted to retiring President and Chief Executive Officer, Mr. Mack Linebaugh, under the 1997 Non-statutory Stock Option Plan.

Mack Linebaugh will continue to serve as Chairman of the Board.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMUNITY FINANCIAL GROUP, INC.

Date:   September 5, 2000           /s/ J. Hunter Atkins
                                    --------------------------------------------
                                    J. Hunter Atkins
                                    President & CEO